UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2811 Airpark Drive
Santa Maria,	California	93455
(Address of principal executive offices)		(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2022, Landec Corporation (the “Company”) issued a press release announcing its consolidated financial results for the fourth quarter and fiscal year ended May 29, 2022. The press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Dr. Albert Bolles as Chief Executive Officer and Director

On August 10, 2022 (the “Effective Date”), Dr. Albert Bolles and Landec Corporation (the “Company”) entered into a Transition and Separation Agreement (the “Separation Agreement”) providing for Dr. Bolles separation from the Company. In accordance with the Separation Agreement, Dr. Bolles resigned as the Company’s Chief Executive Officer and as a director of the Board of Directors of the Company (the “Board), effective immediately, to transition to serve as President of Curation Foods, Inc., a wholly owned subsidiary of the Company.

Under the Separation Agreement, Dr. Bolles will continue to receive his existing salary and continued vesting of Company equity awards that vest based on the passage of time during the period commencing on August 10, 2022 and ending on the earlier of the sale of all or substantially all of the Company’s avocado and guacamole business and Dr. Bolles’s termination of employment for any reason (such earlier date, the “Separation Date”). The unvested Company performance-based restricted stock units held by Dr. Bolles as of the Separation Date will be forfeited without consideration.

Additionally, pursuant to the terms of the Separation Agreement, subject to Dr. Bolles’s execution and non-revocation of a general release of claims, continued service through the Separation Date and continued compliance with certain covenants set forth in the Separation Agreement and his employment agreement with the Company, the Company has agreed to provide Dr. Bolles with the change in control severance payments and benefits provided under his employment agreement with the Company.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Appointment of James G. Hall as Chief Executive Officer and Director

On August 10, 2022, the Board appointed James G. Hall as the Company’s Chief Executive Officer and as a director of the Board, succeeding Dr. Albert Bolles, to serve in such capacities until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Mr. Hall has served as Vice President of the Company and President of Lifecore Biomedical, Inc. (“Lifecore”), a wholly owned biomedical subsidiary of the Company, since June 2017. At Lifecore, Mr. Hall served as Vice President and General Manager from July 2013 to June 2017; Vice President of Operations from 2006 to 2013; Director of Manufacturing Operations and Engineering from 2001 to 2006; and the Manager of Engineering and Operations from 1999 to 2001. From 1995 until joining Lifecore in 1999, Mr. Hall was Manager of Pre-Clinical and Clinical supply for Protein Design Labs, a biotechnology company focusing on humanizing monoclonal antibodies. Prior to joining Protein Design Labs in 1995, Mr. Hall held various engineering positions within Lifecore beginning in 1989. Mr. Hall has over 32 years of pharmaceutical and combination product manufacturing and development experience.

There are no (i) family relationships between Mr. Hall and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company or (ii) related party transactions with Mr. Hall requiring disclosure pursuant to Item 404 of Regulation S-K.

In connection with Mr. Hall’s appointment, Mr. Hall has entered into the Company’s standard form of indemnification agreement for its directors and officers.

Directors’ Intent Not to Stand for Reelection

On August 8, 2022, (i) Andrew Powell, and Catherine A. Sohn, Pharm D. notified the Company that they have each elected not to stand for re-election to serve as directors of the Board at the Company’s 2023 annual stockholder meeting (the “2023 Annual Meeting”), and (ii) Deborah Carosella and Tonia Pankopf notified the Company that they each intend to resign as directors of the Board effective as of the 2023 Annual Meeting. Each director’s decision was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

On August 10, 2022, the Company issued a press release announcing the Company’s path forward as a CDMO-focused life sciences company, including among other things, the CEO and Board transitions, and the planned corporate rebranding to Lifecore Biomedical and new ticker symbol. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on August 10, 2022, the Company made available on its website a certain investor presentation materials (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibit.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Transition and Separation Agreement, effective August 10, 2022, by and between the Company and Dr. Albert Bolles, Ph.D.
99.1	Press Release dated August 10, 2022.
99.2	Press Release, dated August 10, 2022.
99.3	Investor Presentation.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2022

LANDEC CORPORATION

By:	/s/ John D. Morberg
John D. Morberg
Chief Financial Officer

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